Stock-based compensation	12 Months Ended
Dec. 31, 2011
Stock-based compensation

Note 18—Stock-based compensation

Our Long-Term Incentive Plans provide for the issuance of stock options, restricted stock, restricted stock units (“RSUs”) and other stock-based awards to employees of BNY Mellon. At Dec. 31, 2011, under the Long-Term Incentive Plan approved in April 2011, we may issue 50,858,398 new options. Of this amount, 28,528,609 shares may be issued as restricted stock or RSUs. Stock-based compensation expense related to retirement eligibility vesting totaled $31 million in 2011, $25 million in 2010, and $16 million in 2009.

Stock options

Our Long-Term Incentive Plans provide for the issuance of stock options at fair market value at the date of grant to officers and employees of BNY Mellon. Generally, each option granted is exercisable between one and ten years from the date of grant.

The compensation cost that has been charged against income was $96 million for 2011, $87 million for 2010 and $86 million for 2009. The total income tax benefit recognized in the income statement was $40 million for 2011, $35 million for 2010 and $35 million for 2009.

We used a lattice-based binomial method to calculate the fair value on the date of grant. The fair value of each option award is estimated on the date of grant using the weighted-average assumptions noted in the following table:

Assumptions	2011	2010	2009
Dividend yield	2.2%	2.2%	3.1%
Expected volatility	32	32	34
Risk-free interest rate	2.75	2.94	2.22
Expected option lives (in years)	6.7	6.6	5.9

For 2011, 2010 and 2009, assumptions were determined as follows:

•	Expected volatilities are based on implied volatilities from traded options on our stock, historical volatility of our stock, and other factors.
•	We use historical data to estimate option exercises and employee terminations within the valuation model.
•	The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve at the time of grant.
•	The expected term of options granted is derived from the output of the option valuation model and represents the period of time that options granted are expected to be outstanding.

A summary of the status of our options as of Dec. 31, 2011, and changes during the year, is presented below:

Stock option activity	Shares subject to option	Weighted-average exercise price	Weighted- average remaining contractual term (in years)
Balance at Dec. 31, 2010	92,540,471	$35.21
Granted	8,739,395	29.98
Exercised	(809,287)	21.11
Canceled	(13,667,087)	44.73
Balance at Dec. 31, 2011	86,803,492	$33.32	5.2
Vested and expected to vest at Dec. 31, 2011	86,150,188	33.35	5.2
Exercisable at Dec. 31, 2011	60,158,853	35.21	4.0

Stock options outstanding at Dec. 31, 2011
	Options outstanding			Options exercisable (a)
Range of exercise prices	Outstanding at Dec. 31, 2011	Weighted- average remaining contractual life (in years)	Weighted- average exercise price	Exercisable at Dec. 31, 2011	Weighted- average exercise price
$ 18 to 31	43,343,651	6.5	$26.05	20,108,983	$24.96
31 to 41	22,879,675	3.8	37.03	22,004,630	36.93
41 to 51	20,580,166	3.9	44.51	18,045,240	44.52
$ 18 to 51	86,803,492	5.2	$33.32	60,158,853	$35.21
(a)	At Dec. 31, 2010 and 2009, 62,801,038 and 65,703,148 options were exercisable at an average price per common share of $37.93 and $38.96, respectively.

Aggregate intrinsic value of options (in millions)	2011	2010	2009
Outstanding at Dec. 31,	$22	$193	$167
Exercisable at Dec. 31,	$11	$77	$26

The weighted-average fair value of options at grant date was $8.47 in 2011, $8.38 in 2010 and $4.59 in 2009.

The total intrinsic value of options exercised was $7 million in 2011, $12 million in 2010 and $3 million in 2009.

As of Dec. 31, 2011, $110 million of total unrecognized compensation cost related to nonvested options is expected to be recognized over a weighted-average period of 1.6 years.

Cash received from option exercises totaled $18 million in 2011, $31 million in 2010 and $16 million in 2009. The actual tax benefit realized for the tax deductions from options exercised totaled $2 million in 2011, $1 million in 2010 and $4 million in 2009.

Restricted stock, restricted stock units (“RSU”) and Total Shareholder Return (“TSR”) awards

Restricted stock and RSUs are granted under our Long-Term Incentive Plans at no cost to the recipient.

These awards are subject to forfeiture until certain restrictions have lapsed, including continued employment, for a specified period. The recipient of a share of restricted stock is entitled to voting rights and generally is entitled to dividends on the common stock. An RSU entitles the recipient to receive a share of common stock after the applicable restrictions lapse. The recipient generally is entitled to receive cash payments equivalent to any dividends paid on the underlying common stock during the period the RSU is outstanding but does not receive voting rights.

The fair value of restricted stock and RSUs is equal to the fair market value of our common stock on the date of grant. The expense is recognized over the vesting period, which is generally three years. The total compensation expense recognized for restricted stock, RSUs and TSRs was $134 million in 2011, $119 million in 2010 and $124 million in 2009. The total income tax benefit recognized in the income statement was $52 million for 2011, $46 million for 2010 and $48 million for 2009.

In March 2008, BNY Mellon granted TSR awards. Under the terms of the TSR Performance share awards, a target award comprised of restricted stock was granted to an employee at the beginning of the three-year performance period beginning on Jan. 1, 2008 through Dec. 31, 2010. BNY Mellon’s actual TSR for the performance period is compared to the results of a peer group (weighted two-thirds) and an S&P 500 Financial Services Index (weighted one-third). Based on the final calculations, 76% of the target awards (150,038 shares of the target number of performance shares) were earned and released to the participants. The remaining shares that were not earned were forfeited. As of Dec. 31, 2011, there were no TSR awards outstanding.

In 2011, 817,698 of RSUs were granted to members of BNY Mellon’s Executive Committee which contained certain performance criteria that were achieved in 2011. The actual number of units that vest is subject to negative discretion by BNY Mellon’s Human Resources and Compensation Committee. As a result, these shares are subject to variable accounting.

The following table summarizes our nonvested restricted stock, RSU and TSR activity for 2011.

Nonvested restricted stock, RSUs and TSRs activity	Number of shares	Weighted- average fair value
Nonvested restricted stock, RSUs and TSRs at Dec. 31, 2010	11,319,776	$29.96
Granted	5,828,098	29.79
Vested	(3,530,607)	39.91
Forfeited	(483,809)	33.79
Nonvested restricted stock and RSUs at Dec. 31, 2011 (a)	13,133,458	$26.44
(a)	Includes 817,698 shares granted to members of BNY Mellon’s Executive Committee that are marked-to-market based on the closing stock price at Dec. 31, 2011 of $19.91.

As of Dec. 31, 2011, $143 million of total unrecognized compensation costs related to nonvested restricted stock and RSUs is expected to be recognized over a weighted-average period of 1.4 years.

The total fair value of restricted stock, RSUs and TSRs that vested was $100 million in 2011, $96 million in 2010 and $72 million in 2009.

Subsidiary Long-Term Incentive plans

BNY Mellon also has several subsidiary Long-Term Incentive Plans which have issued restricted subsidiary shares to certain employees. These share awards are subject to forfeiture until certain restrictions have lapsed, including continued employment for a specified period of time. The shares are non-voting and non-dividend paying. Once the restrictions lapse, which generally occurs in three to five years, the shares can only be sold, at the option of the employee, to BNY Mellon at a price based generally on the fair value of the subsidiary at the time of repurchase. In certain instances BNY Mellon has an election to call the shares.